UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

Commission File Number of Issuing Entity: 333-185503-01

Central Index Key Number of Issuing Entity: 0001562914

AMERICAN EXPRESS

ISSUANCE TRUST II

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number

of Depositor/Registrant: 333-185503

Central Index Key Number

of Depositor/Registrant: 0001562918

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street

30th Floor, Room 505A

New York, New York 10285

(212) 225-0135

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of the Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number

of Sponsor: 0001135317

AMERICAN EXPRESS

TRAVEL RELATED

SERVICES COMPANY, INC.

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On July 18, 2013, the American Express Issuance Trust II (the “Trust”) issued its (i) Class A Series 2013-A Variable Funding Floating Rate Asset Backed Notes in a maximum principal amount of $3,000,000,000 (the “Class A Notes”), (ii) Class B Series 2013-A Variable Funding Floating Rate Asset Backed Notes in a maximum principal amount of $133,334,000 (the “Class B Notes”) and (iii) Class C Series 2013-A Variable Funding Floating Rate Asset Backed Notes in a maximum principal amount of $200,000,000 (the “Class C Notes” and, together with the Class A Notes and the Class B Notes, the “Notes”) pursuant to its Series 2013-A Indenture Supplement, dated as of July 18, 2013 (the “Series 2013-A Indenture Supplement”), to the Amended and Restated Indenture, dated as of March 12, 2013, between the Trust and The Bank of New York Mellon, as indenture trustee. The Class A Notes are held by certain parties who have agreed to fund, from time to time at the request of the Registrant, the unfunded amounts under the Class A Notes up to the maximum principal amount. The purchasers’ commitments to fund any unfunded amounts under the Class A Notes are subject to the terms and conditions of the Class A Notes, the Series 2013-A Indenture Supplement and a purchase agreement among the Registrant, the purchasers and certain other parties.

On July 12, 2019, the Trust amended its Series 2013-A Indenture Supplement with its Sixth Amendment to Series 2013-A Indenture Supplement, dated as of July 12, 2019 (the “Amendment”). Pursuant to the Amendment, the period during which the holders are required to fund the Class A Notes has been extended to July 15, 2022 (as may be further extended).

The Registrant uses the Class A Notes as a source of funding in the ordinary course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC, as Depositor of the Trust

By:	/s/ David J. Hoberman
Name:	David J. Hoberman
Title:	President

Date: July 12, 2019